UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2024

FutureTech II Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-41289	87-2551539
(Commission File Number)	(IRS Employer Identification No.)

128 Gail Drive New Rochelle, NY	10805
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (914) 316-4805

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A Common Stock and one Redeemable Warrant	FTIIU	The Nasdaq Stock Market LLC
Class A Common Stock, $0.0001 par value per share	FTII	The Nasdaq Stock Market LLC
Redeemable Warrants, each warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	FTIIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statement or Related Audit Report or Completed Interim Review.

As disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 26, 2024 (the “Original Filing”), on or about November 22, 2024, the management of FutureTech II Acquisition Corp. (the “Company”) and the Audit Committee (the “Audit Committee”) of the Board of Directors of the Company, in consultation with the Company’s legal counsel and accountant, discovered accounting errors in connection with (i) the redemption prices that the Company paid to the previous redeeming stockholders and (ii) the Extension Loans made by FutureTech II Partners LLC (the “Sponsor”) to the Company and the accounting recognition of such Extension Loans, as more fully disclosed in the Original Filing.

As disclosed in the Original Filing, the discovery of accounting errors mentioned above triggered a review of the Company’s prior financial statements and Company’s controls over financial reporting (the “Review”).

Based on the Review, the management and the Audit Committee concluded that the financial statements for following periods (collectively, the “Affected Periods”) were affected and should no longer be relied on, and should be amended and restated:

(i)	financial statements as of and for the period ended September 30, 2023 (the “Q3 2023 Financial Statements”);

(ii)	financial statements as of and for the period ended March 31, 2024 (the “Q1 2024 Financial Statements”);

(iii)	financial statements as of and for the period ended June 30, 2024 (the “Q2 2024 Financial Statements”); and

(iv)	financial statements for the fiscal year ended December 31, 2023 (the “2023 Audited Financial Statements”).

The Company is working diligently to restate the financial statements of the Affected Periods in order to correct and address the redemption overpayment to prior redeeming shareholders and to recognize the Extension Loans made by the Sponsor to the Company as liabilities, and adjust and correct the following related items: Due from Sponsor, Class A Common Stock subject to possible redemption, accumulated deficit (capital contribution), and Notes Payable.

The Company is working diligently to (i) restate the 2023 Audited Financial Statements and the notes thereto in an amendment to the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 (the “Amended 2023 10-K”) to be filed with the SEC, (ii) restate the Q3 2023 Financial Statements, the Q1 2024 Financial Statements and the Q2 2024 Financial Statements and the notes thereto in amendments to each of the Company’s Quarterly Reports on Form 10-Q for the Affected Periods (each, an “Amended 10-Q”) to be filed with the SEC.

Although the Company cannot at this time accurately estimate when it will file the Amended 10-K and the Amended 10-Qs, it is diligently pursuing completion of the restatements and intends to make such filings as soon as possible.

Based on the Review, the management and the Audit Committee concluded that material weakness existed in the Company’s internal control over financial reporting during the Affected Periods and that the Company’s disclosure controls and procedures were not effective.

The description of the restatements and accounting errors above is subject to further change in connection with the ongoing Review and the completion of the restatements. Accordingly, there can be no assurance as to the actual effects of the restatements or that the Company will not determine to restate any financial statements other than the affected financial statements or with respect to any additional accounting errors.

Management and the Audit Committee have discussed the matters disclosed pursuant to this Item 4.02 with Adeptus Partners, LLC, the Company’s independent registered public accounting firm.

Cautionary Note Regarding Forward Looking Statements:

This Current Report on Form 8-K contains forward-looking statements regarding future events and our future results that are subject to the safe harbors created under the Private Securities Litigation Reform Act of 1995, including statements regarding the expected restatements of the financial statements of the Affected Periods and the Company’s plans to file the Amended 10-K and the Amended 10-Qs. These statements reflect the beliefs and assumptions of the Company’s management as of the date hereof. Words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “plan,” “project,” “seek,” “should,” “target,” “will,” “would,” variations of such words, and similar expressions are intended to identify forward-looking statements. Readers are cautioned that these forward-looking statements are only predictions and are subject to risks, uncertainties and assumptions that are difficult to predict. The Company’s actual results could differ materially and adversely from those expressed in or contemplated by the forward-looking statements. Factors that could cause actual results to differ include, but are not limited to, those risk factors contained in the Company’s SEC filings available at www.sec.gov, including without limitation, the Company’s annual report on Form 10-K, quarterly reports on Form 10-Q and subsequent filings. In addition, these risks and uncertainties include, but are not limited to, the discovery of additional information relevant to the financial statements of the Affected Periods or other periods, changes in the effects of the restatements on the Company’s financial statements or financial results and delay in the filing of the Company’s periodic reports with the SEC, including the Amended 10-K and the Amended 10-Qs, due to the Company’s efforts to complete the restatements. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date on which they are made. The Company undertakes no obligation to update or revise any forward-looking statements for any reason.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUTURETECH II ACQUISITION CORP.

Date: December 13, 2024	By:	/s/ Ray Chen
	Name:	Ray Chen
	Title:	Chief Executive Officer